UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 1, 2021, Lantheus Holdings, Inc. (the “Company”) announced the retirement of Michael P. Duffy as the Company’s Senior Vice President, Law and Public Policy, and General Counsel, effective as of June 4, 2021. Daniel M. Niedzwiecki will be appointed as Senior Vice President and General Counsel, effective as of April 28, 2021. Mr. Duffy will continue with the Company on a consulting basis until June 4, 2022 pursuant to the terms of a Consulting Agreement (the “Consulting Agreement”) and will work with Mr. Niedzwiecki to ensure a smooth transition.

Under the Consulting Agreement, Mr. Duffy will be compensated at a rate of $300 to $400 per hour for consulting services provided on an as-requested basis. Mr. Duffy’s outstanding incentive equity awards will continue to vest, and his vested stock options will remain exercisable, through the consulting period in accordance with their respective terms and those of the Company’s equity incentive plans.

The description of the Consulting Agreement contained in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Company’s press release, dated April 1, 2021, announcing the retirement of Mr. Duffy and the appointment of Mr. Niedzwiecki as Senior Vice President and General Counsel, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement by and between Lantheus Medical Imaging, Inc. and Michael P. Duffy, dated as of March 31, 2021

99.1	Press release of Lantheus Holdings, Inc. dated April 1, 2021, entitled “Lantheus Announces Retirement of Michael P. Duffy, Senior Vice President and General Counsel”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Senior Vice President and General Counsel

Date: April 1, 2021